SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. __ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
[x  ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c)
       or Section 240.14a-12


                           Citizens First Corporation
                   (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                          OF CITIZENS FIRST CORPORATION
                      TO BE HELD ON TUESDAY, APRIL 16, 2002


         The 2002 annual meeting of shareholders of Citizens First Corporation will be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, on Tuesday, April 16, 2002 at 5:00 p.m., local time, for the following purposes:

         (1) To elect three directors for three year terms ending in 2005 and until their successors are elected and qualify;

(2) To consider and act upon a proposal to ratify the appointment of BKD,LLP as the Company's independent accountants and auditors for 2002; and

(3) To transact such other business as may properly come before the meeting.

         Please consult the accompanying proxy statement for further information concerning the annual meeting, the election of directors and other matters.

         March 1, 2002 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Accordingly, only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

         You are cordially invited to attend the annual meeting in person. If you cannot, please sign and date the accompanying form of proxy and return it promptly in the return envelope enclosed for your use. No postage is required if the envelope is mailed in the United States.

                       By Order of the Board of Directors


                            /S/ James H. Lucas
                            JAMES H. LUCAS, Secretary
March 13, 2002

                           CITIZENS FIRST CORPORATION
                               1805 Campbell Lane
                          Bowling Green, Kentucky 42104

                                 PROXY STATEMENT
       This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Citizens First Corporation to be voted at the 2002 annual meeting of shareholders of Citizens First Corporation to be held on Tuesday, April 16, 2002, at 5:00 p.m., local time, and at any adjournments of the meeting.

         This proxy statement and the accompanying form of proxy are being first released to shareholders on or about March 13, 2002.


                                    IMPORTANT

Shareholders can help the Company avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. Please mark, date, sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States.


                                     VOTING

         Only shareholders of record of the Company's Common Stock at the close of business on March 1, 2002 are entitled to notice of, and to vote in person or by duly authorized proxy at, the annual meeting. On the record date, there were 643,053 shares of Common Stock outstanding and entitled to vote.

         Each share is entitled to one vote on all matters that may come before the annual meeting other than the election of directors. In the election of directors, a shareholder is entitled by Kentucky law to exercise "cumulative" voting rights; that is, the shareholder is entitled to cast as many votes as equals the number of shares owned by the shareholder multiplied by the number of directors to be elected and may cast all such votes for a single director nominee or distribute them among the nominees in any manner the shareholder may see fit. Proxies received may be voted cumulatively. See "Election of Directors," below.

         If the accompanying form of proxy is properly signed and returned prior to the annual meeting, the shares it represents will be voted at the annual meeting in accordance with the directions, if any, noted thereon. If no contrary directions are given, they will be voted:

o        in the election of directors as described in this proxy statement,
o for the proposal to ratify the appointment of the Company's independent public accountants for 2002, and on any other matters that may come before the annual meeting.

         Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the secretary of the Company at the address shown above or by delivering a later dated proxy or by voting in person at the annual meeting.

         The accompanying form of proxy may not be used:

o to authorize shares to be voted by anyone other than the persons named therein or substitutes appointed by the board of directors or
o to vote in the election of directors with respect to nominees other than those named herein or substitutes appointed by the board of directors.

         The presence in person or by proxy of the holders of a majority of the Common Stock will constitute a quorum for the transaction of business at the annual meeting. Under Kentucky law, abstentions and broker non-votes on any matter are not counted in determining the number of votes required for election of a director or passage of any other matter submitted to shareholders. Abstentions and broker non-votes are counted for purposes of determining the existence of a quorum.


                                 SHARE OWNERSHIP

         The following table reflects certain information regarding the beneficial ownership of the outstanding shares of Common Stock of Citizens First held as of the record date for the annual meeting for

(1)      each director and executive officer of the Company, and
(2)      by the directors and the executive officers of the Company as a group.

         Unless indicated otherwise, the Company believes that each person named below has sole voting and investment power with respect to the Common Stock beneficially owned by such person.

                                                      Number of       Percent of
Name                                                    Shares           Class



Jerry E. Baker .............................           16,000             2.49%
Billy J. Bell ..............................           18,388             2.86
Barry D. Bray ..............................            9,400(1)          1.46
Mary D. Cohron .............................           15,000             2.33
Tommy W. Cole ..............................            5,000             0.78
Floyd H. Ellis .............................           17,512             2.72
James H. Lucas .............................           10,430             1.62
Joe B. Natcher, Jr .........................            6,700(2)          1.04
John T. Perkins ............................           10,000(3)          1.56
Bill D.Wright ..............................              500             0.08
M. Todd Kanipe .............................              250             0.04

Directors and executive officers as a
group (11 persons)                                                       16.98%
-------------
(1)      Includes 1,400 shares held by Mr. Bray's wife.
(2)      Shares are jointly owned with Mr. Natcher's wife.
(3) Includes 3,333 shares held in an individual retirement account for the benefit of Mr. Perkins' wife.


                              ELECTION OF DIRECTORS

         The board of directors of Citizens First Corporation is divided into three classes, each consisting as nearly as possible of one third of the total number of directors. Presently, the board has nine members, each class consisting of three directors. At the annual meeting, three directors will be elected to serve for three-year terms ending in 2005 and until their respective successors are elected and qualify.

         Unless a proxy is marked to give a different direction, the shares it represents will be voted to elect the three persons named in the following table. All of the nominees were elected at the 2000 annual meeting of shareholders. All of the nominees have agreed to serve if elected. If there are more nominees at the meeting than there are directorships, the nominees receiving the highest number of votes will be elected to the available directorships.

         The board of directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable for election, the persons named in the accompanying form of proxy, or their substitutes, reserve the right to vote for a substitute nominee selected by the board of directors. In addition, if any shareholder or shareholders shall vote shares cumulatively or otherwise for the election of a director or directors other than the nominees named above, or substitute nominees, or for less than all of them, the persons named in the accompanying form of proxy, or their substitutes, reserve the right to vote cumulatively for some number less than all of the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

         The following table gives the indicated information for each nominee and incumbent director and other executive officers who are not nominees or incumbent directors.




        Name, Age, and Present             Director     Principal Occupation or Employment
              Position(s)                    Since         During Past Five or More Years

Nominees for election at the annual
meeting:


Barry D. Bray (55)                           1999       Vice President and Chief Credit Officer of Citizens First and
Director; Vice President and Chief                      Citizens First Bank (the "Bank") since January 1999 and February
Credit Officer                                          1999, respectively; previously, Executive Vice President and
                                                        Chief Credit Officer of Trans Financial Bank from 1982 through 1998.
Tommy W. Cole (46)                           1999       Vice President of Strategic Development, Houchens Industries;
Director                                                previously, Manager for Private Banking, Trans Financial Bank,
                                                        from 1995 to November 1999.

John T. Perkins (59)                         1998       Vice President and Chief Operating Officer of Citizens First and
Director                                                the Bank since August 1998 and February 1999, respectively; until
                                                        January 2002; previously, bank consultant from April
                                                        1995 to July 1998 and Chief Operating Officer,Trans Financial Bank,
                                                        from July 1973 to April 1995.
Other Directors:

Billy J. Bell (68)                           1998       Co-owner and Secretary/Treasurer of Mid-South Feeds, Inc., a feed
Director                                                manufacturer.



James H. Lucas (69)                          1998       Of Counsel, English, Lucas, Priest & Owsley, a law firm.
Director; Secretary to the Board of
Directors

Joe B. Natcher, Jr. (44)                     1998       President and Chief Executive Officer of Southern Foods, Inc., a
Director                                                food service distributor.

Jerry D. Baker (70)                          1998       Chairman of the Board of Directors, Airgas Mid-America, Inc., an
Director                                                industrial gas and welding equipment supplier.

Mary D. Cohron (54)                          1998       President and Chief Executive Officer of Citizens First and the
Director, President and Chief                           Bank since August 1998 and February 1999, respectively;
Executive Officer                                       previously, Board Team Development Services Provider for Kentucky
                                                        School Boards Association and Strategic Planning and Business
                                                        Consultant.

Floyd H. Ellis (75)                          1998       Retired President and Chief Executive Officer, Warren Rural
Chairman of the Board of Directors                      Electric Cooperative Corporation

Non-director executive officers:

Bill D. Wright (42)
                                             2000       Vice President, Chief Financial Officer and Treasurer of Citizens
                                                        First and the Bank since 2000, previously served as Assistant Controller/
                                                        Assistant Treasurer of Trans Financial, Inc.

M. Todd Kanipe (33)                          2001       Vice President and Trust Relationship Manager of the Bank since
                                                        1999, previously served as a Commercial Lender at Trans
                                                        Financial, Inc.

         Citizens First's board of directors has two standing committees:
the Audit Committee and the Compensation Committee. The Company has not established a standing nominating committee or a committee performing similar functions.

         The Audit Committee held two meetings during 2001. The members of the Audit Committee for 2001 were Messrs. Baker, Bell, Ellis, Lucas and Natcher. All members of our Audit Committee are independent directors (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards).

         The Audit Committee's prescribed functions are [i] to recommend to the board of directors the accounting firm to be selected as the independent auditors for the Company and its subsidiary and [ii] to act on behalf of the board of directors in meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the respective audits of the independent auditors and any internal auditor of the Company. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the board with respect to financial reporting and accounting practices, policies, controls and safeguards. The Audit Committee has adopted a written charter, a copy of which is attached to this proxy statement.

         The Compensation Committee establishes the compensation arrangements for executive officers of the Company. The Compensation Committee held one meeting during 2001. The members of the Compensation Committee during 2001 were Messrs. Baker, Bell, Lucas and Ellis.

         Four meetings of the board of directors were held during 2001. With the exception of Mr. Baker, all directors attended 75% or more of the combined total of the meetings of the board of directors and of all committees on which they served.


                            EXECUTIVE COMPENSATION

         The following table provides certain information concerning the compensation received by the Company's President and Chief Executive Officer for the fiscal years ended December 31, 2001, 2000 and 1999. Disclosure for the remaining executive officers is not required because none had annual salary and bonus that exceeded $100,000.


                                             Summary Compensation Table

Name and Principal Position               Year     Salary        All Other
                                                                Compensation(1)

Mary D. Cohron, President and Chief       2001    $108,000        $6,519
Executive Officer                         2000     $96,437        $5,593
                                          1999     $96,895        $3,491

-------------------------
(1) Other compensation includes: (a) the Company's match of up to 3% of the officer's salary under the Savings Incentive Match Plan for Employees ($3,240); (b) the cost of life insurance premiums paid on behalf of the officer for coverage equal to annual salary ($348); and (c) the portion of the cost of health insurance coverage for such officer that is paid by Citizens First ($2,931). All full-time employees receive similar benefits.

         Citizens First and Mary Cohron are parties to an employment agreement dated September 14, 1998, as amended (the "Employment Agreement") which provided for the payment to Ms. Cohron of an initial annual salary of $95,000, subject to adjustment by the board of directors. Such salary is exclusive of any bonus which may be paid in the determination of the board of directors based on the performance of the Bank. The employment agreement was automatically renewed for a new three year term on August 1, 2001. The employment agreement may be terminated by us upon 60 days notice for cause (as defined therein) and without cause. In the event the agreement is terminated without cause, we will be obligated to pay Ms. Cohron the value of accrued fringe benefits through the date of termination and compensation equal to a full years' salary. Ms. Cohron may voluntarily terminate her employment upon 60 days notice. In the event of termination of employment prior to the natural expiration of the agreement, Ms. Cohron will be prohibited for one year from performing in Warren County and any contiguous county thereto duties for a banking organization comparable to the duties performed for Citizens First or the Bank
         Our directors do not receive compensation for attending board or board committee meetings, but we do reimburse board members for the expenses they incur to attend the meetings.


                    CERTAIN TRANSACTIONS INVOLVING DIRECTORS
                             AND EXECUTIVE OFFICERS

         Through the Bank, Citizens First has had and expects in the future to have banking transactions in the ordinary course of business with directors and executive officers of Citizens First and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectibility or other unfavorable features.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed Citizens First's audited financial statements for the year ended December 31, 2001 with management. The Committee has also reviewed and discussed with BKD, LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified and supplemented, relating to the conduct, scope and results of the audit, has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and has discussed with the independent accountants the independent accountant's independence.

         Based upon such review and discussions, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in Citizens First's Annual Report on Form 10-KSB for the year ended December 31, 2001. The board and the Audit Committee have also recommended, subject to shareholder approval, the selection of our independent accountants.
                         Members of the Audit Committee:

                                 Jerry D. Baker
                                 Billy J. Ball
                                 Floyd H. Ellis
                                 James H. Lucas
                                 Joe B. Natcher, Jr.


                         Ratification of Appointment of
                         Independent Public Accountants

         The board of directors, upon recommendation of its Audit Committee, has appointed BKD, LLP as independent accountants of the Company with respect to its operations for the year 2002, subject to ratification by the shareholders. In taking this action, the members of the board of directors and the Audit Committee considered carefully BKD, LLP's performance in that capacity since its original retention in 2000, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards.

         Although our bylaws do not require shareholders to approve our independent accountants, there will be presented at the annual meeting a proposal for the ratification of this appointment, which the board of directors believes is advisable and in the best interests of the shareholders. If the appointment of BKD, LLP is not ratified, the matter of the appointment of independent accountants will be reconsidered by the board of directors.

         To ratify the selection of BKD, LLP, the holders of a majority of the votes cast at the annual meeting must vote in favor of the proposal.

         Representatives of BKD, LLP will be present at the annual meeting to make a statement if they desire to do so and to answer appropriate questions that may be asked by shareholders.

Audit Fees

         The aggregate fees incurred for professional services for the audit of our annual financial statements for the year ended December 31, 2001 and for the reviews of our interim financial statements included in the Company's Forms 10-Q for that year were $36,632.

Financial Information Systems Design and Implementation Fees

         There were no fees billed for professional services rendered in connection with the design and/or implementation of our financial information systems by BKD, LLP for the year ended December 31, 2001.

All Other Fees

         There were no fees billed for services rendered by BKD, LLP other than the services covered under the caption "Audit Fees", above, for the year ended December 31, 2001.

         The Audit Committee of the board of directors has considered whether the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees", above, is compatible with maintaining the principal accountant's independence.


                                  Other Matters

         The board of directors does not know of any other matters requiring a vote of shareholders to be brought before the annual meeting. If, however, any such other matters are presented, the persons named in the accompanying form of proxy or their substitutes will vote such proxy according to their best judgment on such matters.


                              Shareholder Proposals

         Any proposal that a shareholder may desire to be included in the board of directors' proxy statement for presentation at the 2003 Annual Meeting of Shareholders must be received not later than November 13, 2002 in order to be considered for inclusion. All such proposals should be sent to: the Secretary of Citizens First at 1805 Campbell Lane, Bowling Green, Kentucky 42104. Shareholder proposals submitted after January 27, 2003 will be considered untimely, and the proxy solicited by Citizens First for next year's annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                             Solicitation of Proxies

         This solicitation of proxies by the board of directors is being conducted primarily by mail. Citizens First will bear the costs of the solicitation, which may include reimbursement paid to brokerage firms and others for their reasonable expenses in forwarding solicitation material for the meeting to beneficial owners. Certain officers, directors, and regular employees may also solicit proxies on behalf of the board of directors by means of telephone calls, personal interviews, and mail at no additional expense to Citizens First.

                            By order of the Board of Directors


                            /s/ James H. Lucas
                            James H. Lucas, Secretary
Bowling Green, Kentucky
March 13, 2002


         All shareholders who do not expect to attend the annual meeting are urged to complete, date, sign, and return the accompanying form of proxy in the return envelope enclosed for that purpose.

                           APPENDIX TO PROXY STATEMENT
                               FORM OF PROXY CARD

                                     (Front)

                                     PROXY

                           CITIZENS FIRST CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR SHAREHOLDERS MEETING ON APRIL 16, 2002

         The undersigned hereby appoints Charles Hardcastle and Kim Harmon, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2002 Annual Meeting of Shareholders of Citizens Financial Corporation to be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky on Tuesday, April 16, 2002 at 5:00 p.m. local time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:

1.       ELECTION OF DIRECTORS
                  Nominees:   Barry D. Bray, Tommy W. Cole, John T. Perkins

                  [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

                   -------------------------------------------------------------

                  OR

                  [ ] VOTE WITHHELD from all nominees listed above.

2. RATIFICATION OF APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

3.       OTHER MATTERS

         In their discretion, to vote with respect to any other matters that may come before the annual meeting or any adjournments thereof, including matters incident to its conduct.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 WITH THE DISCRETIONARY AUTHORITY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT AND FOR THE APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                      PLEASE DATE AND SIGN ON THE REVERSE SIDE

                                                       (Back)


                                                    Dated:_______________, 2002
PLEASE SIGN EXACTLY AS APPEARS BELOW            ______________________Signature

                                                ______________________Signature

                                              (JOINT OWNERS SHOULD EACH SIGN.
                                               ATTORNEYS-IN-FACT, EXECUTORS,
                                               ADMINISTRATORS, CUSTODIANS,
                                               PARTNERS, OR CORPORATION OFFICERS
                                               SHOULD GIVE FULL TITLE).

                    PLEASE DATE, SIGN, AND RETURN THIS PROXY
                        IN THE ENCLOSED ENVELOPE PROMPTLY.
                        NO POSTAGE IS NECESSARY IF MAILED
                               IN THE UNITED STATES.

COVER LETTER
VIA EDGAR


March 13, 2002

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20509

Re:      Citizens First Corporation (Commission File Number 333-67435)

Gentlemen:

Transmitted herewith for filing pursuant to Rule 14a-6(b) of Regulation 14A are the proxy solicitation materials relating to the solicitation of proxies in connection with the Annual Meeting of Shareholders of Citizens First Corporation to be held April 16, 2002. The proxy solicitation is being conducted on behalf of the Board of Directors of the registrant. There is no fee payable in connection with this filing. The date the proxy solicitation materials are first being sent or distributed to shareholders is on or about March 13, 2002.

In accordance with Regulations 14A and S-T, the accompanying electronic filing includes Schedule 14A, the definitive Notice of the Annual Meeting of Shareholders and Proxy Statement, and the text of the proxy being solicited by the Board of Directors of the registrant in connection with the Annual Meeting.

Please contact the undersigned if you have questions or would like additional information.

Sincerely yours,


/s/ Caryn F. Price

Telephone Number:  (502)562-7231